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                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                        OF NEWFIELD EXPLORATION COMPANY
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-K for the calendar year ended December 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terry W. Rathert, Vice President, Chief Financial Officer and Secretary of Newfield Exploration Company (the "Company"), hereby certify, to my knowledge, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004                               /s/ TERRY W. RATHERT
                                             -----------------------------------
                                                       Terry W. Rathert